C O R P O R A T E P A R T I C I P A N T S Francis A. deSouza Illumina, Inc. - CEO & Director Robert P. Ragusa GRAIL, Inc. - CEO C O N F E R E N C E C A L L P A R T I C I P A N T S Tycho W. Peterson JPMorgan Chase & Co, Research Division - Senior Analyst Joshua J. Ofman GRAIL, Inc. - Chief Medical Officer & Head of External Affairs P R E S E N T A T I O N Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst All right. Good afternoon, everybody. I'm Tycho Peterson from the Life Science team. It's my pleasure to introduce our next company this afternoon, Illumina. Just a quick reminder, there's a Submit Question feature on the website if you want questions answered during the Q&A. And with that, I'll turn it over to Francis. Francis A. deSouza - Illumina, Inc. - CEO & Director Thank you, Tycho, and the JPMorgan team for hosting us. Good afternoon, everyone. Thank you for joining us. Before we begin, I'd like to remind you that our presentation includes non-GAAP financial measures and forward-looking statements. Reconciliations to GAAP measures are included in our presentation on our Investor Relations website. Please refer to our SEC filings for a full presentation of risks. I'll start with who we are and what we do. Our mission at Illumina is to improve human health by unlocking the power of the genome. Our sequencers enable researchers in academic, government and commercial institutions to comprehensively understand the genome and how it translates into human health and disease. And our technologies empower health care providers to leverage those genomic insights in clinical care, providing patients with diagnoses and groundbreaking therapies. Our technologies are used to address life's biggest challenges, including life-threatening diseases like cancer, rare genetic diseases, infectious diseases like COVID-19, food security and climate change. Today, I want you to take away 3 key points. First, Illumina had a very strong 2021 across our platforms and applications. Second, we have tremendous momentum entering 2022 with multiple large growth opportunities spanning existing and large emerging global markets. And third, Illumina's unmatched expertise and track record of innovation that pushes the boundaries of science positions us very well to capture and accelerate these expansive growth opportunities. In our 20 years, we have seen incredible growth across research and clinical genomics. Today, Illumina serves over 8,000 customers across 140 countries with more than 400,000 scientific publications on our technology. Our 2021 performance and long-term revenue growth target in the mid-teens reflect Illumina's strength in the large and rapidly growing genomics markets. Turning now to my first key takeaway. Illumina delivered an exceptional 2021. Q4 2021 was another very strong quarter for Illumina, with record preliminary revenue of approximately $1.19 billion. This 25% year-over-year growth underscores a strong finish to an outstanding year. We saw record total shipments, including record NovaSeq and record NextSeq 1000 and 2000 shipments. We also saw record consumable shipments across clinical and research and the highest ever quarter across our Americas, Europe and the Middle East, Asia Pacific and Japan regions. Turning to our full year results. We finished 2021 with record revenue of approximately $4.517 billion, more than $0.5 billion ahead of our expectations at the beginning of the year. 2021 revenue was up 39% versus 2020 and 27% versus 2019, demonstrating the building momentum for sequencing across markets and geographies.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference We delivered consolidated non-GAAP operating margin of approximately 23.75%, including a Core Illumina operating margin of approximately 27.75%. We saw records across all regions and across our sequencing portfolio, with consumables up over 40% and instruments up more than 75% year-over-year. Turning to Core Illumina performance. 2021 saw the highest instrument shipments in company history at over 3,200 units, bringing our cumulative installed base to more than 20,000 instruments across the 8,000 customers globally. We were very pleased with the number of new customers we added in 2021, with over 50% more new customers in 2021 than we had in 2020 or 2019. And consumables grew by more than 40% year-over-year to roughly $3 billion. More than 80% of our revenue is recurring across consumables and services. These records and growth spanned our sequencing platforms. And now I'll highlight each. When we launched NovaSeq 6000 in 2017, it revolutionized the genomics industry by democratizing access to highly accurate, high-throughput sequencing. Now in its fifth year, NovaSeq 6000 demand continues to be very strong and building, hitting a new record in 2021, with $1.5 billion in shipments and the highest number of placements since launch at 380 units. NovaSeq consumables pull-through was also exceptionally strong, even as the installed base expanded, averaging approximately $1.3 million per instrument. About 50% of NovaSeq orders in 2021 were to new to high-throughput customers, a very positive leading indicator. There is growing demand for NovaSeq sequencing in regulated markets, and we will launch NovaSeqDx this year, including a version in China, to meet this need. For our benchtop, or mid-throughput portfolio, NextSeq shipments nearly doubled in 2021, exceeding 1,000 for the first time. More than 40% of all mid-throughput customers are in clinical, and we continue to see strong clinical adoption of the NextSeqDx globally. NextSeq 2000 delivers twice the output of any other mid-throughput platform and is exceptionally well suited to address the rapidly increasing demand for data-rich applications such as single-cell and spatial transcriptomics. Our desktop, or low-throughput portfolio also saw record shipments of more than 1,600 instruments and record placement of MiniSeq and iSeq, demonstrating the strength of these platforms as key genomics entry points. Low throughput instruments drove 700 new customers to Illumina, with 40% of them in clinical markets. These systems have brought about 180 new customers per quarter since Q4 2018, driving toward a future where NGS becomes standard equipment for all molecular biology labs. Turning now to how we see the momentum in 2021 is translating into 2022 guidance. We expect another strong year in 2022 with consolidated revenue of $5.15 billion to $5.24 billion, representing growth of 14% to 16%. We expect consolidated non-GAAP EPS of $4.00 to $4.20, which includes GRAIL dilution of $3.75. And we expect non-GAAP operating margin of 15.5% to 16%. For Core Illumina, we expect 13% to 15% revenue growth and approximately 28% non-GAAP operating margin. And GRAIL expects strong revenue in the range of $70 million to $90 million as their Galleri test gains traction. We'll provide additional detail on results and guidance on our earnings call in February. Turning now to my second key takeaway. Illumina's growth and opportunities are expanding in existing and new markets. I'll start with key markets that generate most of our current revenue: oncology, reproductive health, genetic disease and research and applied markets. More than 1 billion people are now covered for genomic testing globally, and we expect this number to grow to 2 billion by 2026. We are well positioned to serve the clinical genomics markets, with more than 4,000 clinical customers globally and 70 product approvals from 55 regulatory agencies around the world. This scale and depth of expertise enabled almost $2 billion in 2021 revenue in our clinical markets, up more than 40% year-over-year. We help accelerate coverage and clinical adoption in multiple ways, including evidence generation through innovative partnerships with payers. Today, I am excited to announce a new collaboration with Optum, a subsidiary of the largest U.S. payer. Together, we are conducting studies through the newly launched Optum Evidence Engine, which uses Optum's real-world data and health care expertise to generate evidence of clinical utility to bring genomics into clinical practice faster and more cost effectively across existing and new markets. Multiple studies at scale are underway to demonstrate the clinical and economic utility of genomics for key conditions, including cardiovascular disease, rare disease and oncology. And we're discussing additional future studies, including organ transplant, polychronic and hematological cancers.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference Now broadening our focus on oncology. Cancer is a disease of the genome, and genomic testing in oncology represents a $75 billion potential market. Today, that market is only 4% penetrated, representing significant opportunity. We are well positioned to advance adoption throughout the stages of cancer journey, screening, therapy selection and monitoring. Beginning with screening, I'll touch on our GRAIL subsidiary. Last year, GRAIL launched Galleri, the world's first multi-cancer early-detection blood test to be clinically validated in a screening population. Galleri can detect more than 50 different types of cancer, with 67% Stage I, Stage III sensitivity in the deadliest cancers and a 44% positive predictive value. Galleri also achieves a 0.5% false positive rate and an 89% accuracy of cancer signal of origin. GRAIL is working closely with partners throughout health care to support access and utilization of Galleri. Their goal is to bring this test to as many patients as possible as soon as possible, and they're seeing early success. GRAIL is off to a strong start, with 11 employers across industries already offering Galleri. Physicians are equally enthusiastic about Galleri with more than 1,500 prescribing providers in 2021, including participation from leading health care systems, such as the NHS; the Cleveland Clinic; the Mayo Clinic and their newest collaborator, Knight Cancer Institute. GRAIL also announced a new partnership with Premier's PINC AI to augment its clinical decision support technology to help clinicians identify patients who present an elevated risk of cancer and may benefit from the Galleri test. And Galleri's comprehensive evidence generation is widely considered one of the largest clinical genomics programs ever undertaken, with 8 clinical studies underway, involving about 325,000 plan participants and 5 years of data already collected. GRAIL is also working to address additional patient needs, including developing diagnostic aids for cancer and minimal residual disease or MRD tests. GRAIL's unique blood-only multi-cancer MRD test enables a 2 to 3x reduction in turnaround time relative to customized approaches that require tissue biopsies. GRAIL has 14 pharma engagements underway for its multiple tumor types and is on track for an MRD test launch in 2023. Overall, we are very pleased with GRAIL's progress and its immense potential to save lives. Turning now to oncology therapy selection. Therapy selection represents a $14 billion market by 2035 and is projected to grow at more than 20% in the next 3 years. We support more than 900 oncology testing service providers, who are growing at up to 50% year-over-year and delivered more than 1 million tests in 2021. Over 1/3 of NovaSeq 6000 shipments in 2021 were to oncology testing customers. We are working with 11 pharma partners, including Bayer, Merck, Bristol-Myers Squibb and our newest partner, Boehringer Ingelheim, to provide distributed companion diagnostic tests for their oncology drugs. We expect upcoming CE IVD and U.S. IVD approval for our comprehensive genomic profiling assay, TruSight comprehensive, based on the content from our research TSO 500 assay, which saw 79% growth in 2021. We also have a growing portfolio of more than 30 IVD partners developing over 40 solutions, including Roche; Qiagen ; and our newest partner, Agendia. Moving to noninvasive prenatal testing, or NIPT. Increasing global coverage for NIPT is catalyzing market growth. Currently, 7 million pregnancies are covered for NIPT testing. There is a 42% uptake in the U.S. Outside the U.S., our VeriSeq NIPT version 2 test received IVDR approval last year and grew 30%, with more than 38 countries now registered. We're continuing to increase NIPT access and adoption by supporting 2022 coverage decisions in Germany and across regions in Italy and Spain, along with expanding usage of NIPT in the U.S. through education. We're launching TruSight NIPT,, expected to be the first distributable IVD to the U.S. market, in 2023. Turning now to genetic disease. There is a large opportunity to use whole genome sequencing to significantly accelerate diagnosis for the estimated 5% of the population with genetic diseases. Evidence published in 2021 demonstrated a twofold improvement over usual care by using clinical-whole genome sequencing for critically ill infants. And our customers were able to deliver results in as little as 13.5 hours. Coverage for genetic disease testing has grown rapidly, with over 450 million people globally now covered. In 2021, coverage increased in Germany, the U.K. and Italy. In the U.S., Michigan became the first U.S. state to offer Medicaid coverage for whole genome sequencing for critically-ill children in the NICU suspected of having a genetic disease. Other states are expected to follow. With coverage being put in place, there is a large opportunity to increase the estimated 1% of rare disease patients currently receiving whole genome or whole exome sequencing. In 2021, the number of Illumina customers offering whole genome sequencing for genetic disease testing doubled, and our revenue in genetic disease testing grew 45%. We're also working to increase global equity and access to genomic testing for

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference genetic diseases for the launch of our iHope Genetic Health. This partnership with Genetic Alliance will provide whole genome sequencing access to tens of thousands of low- and middle-income patients around the world. In addition to our core markets, we're also catalyzing growth in new markets, spanning multiple new areas, including infectious disease, drug discovery and proteomics. Beginning with infectious disease. This week marks the 2-year anniversary of the first publication of the SARS-CoV-2 viral genome sequenced in China on Illumina systems. Today, labs in 117 countries use Illumina sequencers for COVID-19 surveillance, representing more than 75% of sequence data publicly submitted for the virus. With $165 billion in incremental global funding allocated for pan-pathogen surveillance, this surveillance network will serve as a longer-term global genomic epidemiological infrastructure to monitor and prevent future pandemics. We're also supporting this infrastructure's expansion through our philanthropic efforts, providing African and Asian countries with greater access to NGS through a $60 million commitment to the Pathogen Genomics Initiative. In 2021, this helped drive a 3x increase in sequences deposited to GISAID from Africa alone. As the use of sequencing expands, so will the volume of genomic data and the way that data can be used to improve health care. Drug discovery is difficult, expensive and slow. 90% of therapies fail in development due to gaps in biological understanding of the complex nature of many diseases. Genomics-based methods can better identify therapeutic targets, dramatically increasing speed to market and doubling the success rate. We anticipate this to be a $2 billion market for NGS by 2026, with potential expansion as R&D spend for drug discovery is currently over $123 billion annually. Early data generated from population initiatives is demonstrating genomic utility, including Regeneron's work with the UK Biobank data regarding GPR75 variants associated with protection from obesity. We're catalyzing this new market by connecting large data sets with pharma cohorts. Today, we're announcing a partnership with Nashville Biosciences. Together, we're establishing a commercial alliance of pharmaceutical and biotech partners who can utilize the data analysis of 250,000 samples to drive improved therapeutic development. Turning to another rapidly developing opportunity. Proteomics is expanding global research markets by accelerating our understanding of biology, and it represents a more than $50 billion market. Illumina NGS is quickly becoming a leading readout for proteomics as in genomics. We're catalyzing this acceleration by supporting partners and identifying key spaces to participate. For example, we're advancing the NGS-based area of the proteomics space, which is growing at more than 40% with a new high-throughput offering. We recently entered a partnership with SomaLogic to co-develop a proteomic solution using the largest protein target set of more than 10,000 proteins and the high throughput capabilities of Illumina's NGS platforms. This workflow will address a variety of disease states where proteins play a part, from cardiovascular to neurodegenerative to cancer. With this solution, we will accelerate proteomics on to NGS and deliver scale to the fastest-growing space in the proteomics market. Turning to my final key takeaway. Illumina is well positioned to seize these opportunities with our multiple vectors of innovation. As we have done for more than 20 years, we will continue to push genomics to new frontiers, and we're now developing new technologies that will move every element of sequencing to a new industry benchmark. We're developing a new chemistry, code-named Chemistry X, that includes unparalleled innovations to revolutionize what researchers and clinicians can do and expect from genomics. Chemistry X delivers a 2x faster cycle times, 2x longer reads and 3x greater accuracy. We have filed new IP on this chemistry and are developing a new large-scale manufacturing facility to implement these groundbreaking improvements on future platforms. I'll provide a bit of detail on the Chemistry X components. By leveraging the world's largest proprietary pipeline of SBS technology development, we engineered novel dyes, linkers, blocks and polymerases to deliver a new standard in performance. These quantum steps forward in sequencing technology will generate the cost efficiency on our path toward the $100 genome, leading to greater access, deeper sequencing and the next wave of genomic discovery. We will bring this ground-breaking Chemistry X to market as the foundation for all our future platforms.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference In addition to developing breakthrough chemistry, we're setting a new standard for analysis. We're deploying innovations that enable the fastest, most accurate and lowest cost analysis of any platform. These benefits will be delivered with our new DRAGEN technology this quarter, providing a new standard of end-to-end genome analysis exclusively to Illumina customers. This includes multiple new technologies, including our new DRAGEN graph, the only graph that can support DNA, RNA, methylation and novel Bayesian theory approach to machine learning. Our unique parallel compute architecture enables dynamic scaling. So speed is the same for 1 sample or thousands. We are relentlessly pursuing additional innovations for the few hard-to-reach regions of the genome where long-range information is needed, with a new technology in development to address this at scale. Today, we're unveiling new patented technologies for a highly accurate and cost-effective long-read workflow that will deliver contiguous data up to 10 kb in length to address the final edge cases of the genome. This technology code-named Infinity will produce the complete sequence of the original single DNA molecules. It can be fully automated and is seamlessly compatible with SBS, enabling it to be rapidly applied across our entire 20,000 instrument installed base. It enables 10x greater throughput with 90% less DNA input than standard workflows for traditional long-read platforms. We have a pipeline to deliver this technology at 10x lower cost than on-market legacy long reads. And as you can see in the real data graphs on the right, Infinity offers coverage for challenging regions of the genome that is indistinguishable from on-market long reads. Our early collaborators, including Euan Ashley at Stanford and Shawn Levy at Discovery Life Sciences, HudsonAlpha, are excited by the significant potential for this technology to accelerate access to the remaining 5% of genic regions. We anticipate an early access launch for Infinity technology in the second half of this year. The acceleration of genomics in health care drove a very strong year for Illumina in 2021 and is building momentum for our business in 2022 and beyond. We look forward to continuing our discussion with you, and I hope you will also join us for our Customer Event and Investor Day in the fall. Across our markets, Illumina is providing the essential tools that enable today's researchers and clinicians to usher in the future of personalized medicine for patients all around the world. Illumina is more than at the forefront of the worldwide genomics movement. We are enabling a global health transformation. Thank you. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Great. Thank you, Francis. Good overview. A lot to unpack there. Q U E S T I O N S A N D A N S W E R S Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Maybe I'll start with the outlook. The Street is modeling just under 11% this year and 14% to 16%, obviously a bit above. Can you maybe just talk to some of the drivers around guidance for the year? And are there kind of newer markets that are opening up that you can kind of point to? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. As you know, Tycho, we have seen a lot of momentum building in our business over the course of 2021. Each of the quarters in 2021, we were able to beat expectations and then raise expectations and then beat them again. And so at the end of 2021, we delivered revenue that was more than $0.5 billion ahead of what we expected at the beginning of the year. So that gave us a lot of momentum coming into 2022. And perhaps that was a little bit unappreciated or underappreciated sort of by the investment community. And so we're coming into this year with strong momentum, and that momentum is driven by strength in our core markets.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference The expansion of coverage that we saw in oncology testing for therapy selection, in genetic disease testing and in NIPT has really resulted in strong tailwinds on in each of those market segments. And it's that strength that's carrying over into 2022. So the strength in our core markets are driving sort of acceleration in the core business. And then added on top of that, we're really happy with the momentum we're seeing on the GRAIL side, and they're contributing, in 2022, $70 million to $90 million in revenue. And I think that's a little bit ahead of what investors are expecting to. And so you add those 2 up, real strength in our core business and momentum coming into 2022, plus strength in GRAIL, and that's what resulted, I think, in the higher growth that we're seeing this year. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Yes. You've noted a 10x increase in lives covered for whole exome, whole genome last year. Do you view that as kind of a onetime step-up? Or do you think you could see another meaningful increase in coverage this year? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. I think it's a first step. But as I said in the prepared remarks, look, it was a huge milestone for us as a genomics industry to get to the 1 billion people that are now covered for genomic testing around the world. And even in that 1 billion number, there is a huge amount of headroom in terms of achieved penetration. So a lot of people got coverage. But as I pointed out, depending on the segments you look at, the penetration is still in its very early stages. So there's headroom there. But then there's more headroom because we think that the number is going to go from 1 billion covered lives right now to 2 billion covered lives in the coming years. And even in 2022, we expect to see an expansion of coverage decisions across areas in Europe, across states in the U.S. And so it's really good progress. The 1 billion is an important milestone, but there's still a long way to go in terms of expanding coverage and then even more way to go when you think about actually penetrating the coverage that's already been put into place. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst There's a lot of talk on innovation and maybe honing in on some of your comments. First, with Chemistry X, you mentioned you're scaling up production of that. How do you think about time lines of introducing something to leverage that chemistry? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. So this builds on what we've been sharing sort of over the years, that we've been working on this really exciting grounds-up redevelopment of our chemistry. And so I showed some data last year on results we were seeing from a research perspective. And I talked about the fact that we were then moving into sort of the engineering side of things. And then over the course of 2021, we've now moved into the manufacturing and operations side. And so we're definitely scaling up capability to build the chemistry at scale for our future platform. So if you think about sort of the life cycle of our products, this is the stage before we launch products. And so you should expect to see that Chemistry coming to market in our future platforms. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst And then on Infinity, can you just -- can you be clear on what this is? So are these native long reads? Or is this synthetic? And is this kind of a continuation of what you were doing previously using AI to kind of fill in some of the gaps?

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference Francis A. deSouza - Illumina, Inc. - CEO & Director So this is really exciting because it's different from anything you've seen on the market, Tycho. So when we talk to customers about the long reads that are on the market, some of the synthetic long reads that are brought to market, they told us there were a number of problems that still needed to be solved. If you look at legacy long reads, for example, a lot of them require too much DNA as input. The workflows are cumbersome. When they looked at some of the synthetic long-read approaches that were tried, what they told us was they didn't want additional instrumentation. And so they wanted it to be a -- sort of seamless and integrated with existing instruments. And so I'm really excited about the breakthroughs our teams have been able to achieve in the last couple of years to come up with this Infinity technology. It really is totally different than anything you'll see on the market right now. And it allowed us to achieve those difficult criteria. It's 90% less DNA input than the legacy long reads that are on the market today. It's a much more streamlined workflow. It doesn't require any new instrumentation. And as you saw in the quotes from some of the early-adopter customers, there's a huge amount of excitement about what could -- this could do to that part of the market. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Are there particular applications you're targeting? I mean, obviously, there've been a well-established market for long read like transplant, but are there other areas you think Infinity could open up? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. I think it addresses the markets that today are being served by the legacy long-read providers on the market. So certainly, all those markets open up now to SBS. And then as is typical with our customers, we'll see what innovations they can do on top of the platform. But I think immediately, it's the market today where customers have had to look for different platforms to augment their fleets of SBS machines. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst How are you feeling about competitive dynamics? It looks like it's going to be a busy AGBT. You've got a handful of new entrants here, both at the high end on the benchtop side, you had the 444 patent invalidated. Can you just talk a little bit about latest thinking on the competitive front and your ability to maintain market share? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. Look, a market that's as big as the genomics markets that we're addressing, and as fast growing, is always going to attract competition. As you know, Tycho, we've had many, many competitors over the years, and we expect that to continue. It's a sign of a vibrant market. Our focus is going to continue to be to make sure that we are pushing the boundaries of innovation and we're delivering superior value to our customers. We're really excited about the innovations we've brought to market already. NovaSeq continues to be incredibly helpful to our customers at the high end and really set the benchmark for what high-throughput genomics looks like. We're seeing tremendous momentum in the mid-throughput segment with our new NextSeq 1000 and 2000. So we're excited with what's on market. And then if you look at what we're bringing on to market with Chemistry X, what we're doing in the proteomics market, we're going to continue to innovate and sort of open up new applications for our customers. And frankly, that's going to be our approach. It's what's worked for us in the past. It's what we know to do well. And so we're just going to focus on delivering the best value to our customers.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Maybe on proteomics, can you touch on the SomaLogic partnership? Why were they the right partner? And can you provide more details on the development road map? I know you're launching in 2024. Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. So that -- the proteomics market is sort of an exciting new frontier in biology, in enabling research to address new questions and augment what they do on the genomic side. And we think it's going to be a market that's going to support a lot of players and a lot of different approaches. And sort of our goal is twofold. One, we want to make sure we provide the best readout capability to the players in the proteomics markets to enable them to innovate across all the different segments that are going to emerge in the proteomics market. And then we saw an opportunity and a need to provide a high throughput workflow in the proteomics segment. And that application, that part of the market, which is a big -- we think is going to be a big part of that market and a fast-growing part of that market, we wanted a partner that gave us access to the widest set of protein targets out there. And for that, SomaLogic is incredibly well suited. And so if you're targeting the high throughput end of that market in SomaLogic plus Illumina, we feel provides a really fantastic combination for customers in that segment. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst I guess why partner out versus diagnostic like in spatial, where you sit downstream from any of these special providers, why partner up with 1 specific vendor in SomaLogic as opposed to being agnostic? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. So in general, in proteomics, we're going to continue to support the entire ecosystem. So that hasn't changed. Our approach is going to be the best partner, the partner of choice, providing the best technology to anybody innovating in the proteomics segment. We felt, in the high throughput segment, that we could bring something differentiated into the market. And that if we didn't do it, that part of the market wouldn't develop as quickly as it could. And so we didn't see anybody targeting that segment in a way that we thought we would. And so we wanted to make sure that, that part of the market developed as well. So our strategy is going to continue to be to support the entire ecosystem. But in this part of the segment, we felt we could bring something unique, too. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst A couple of questions coming in from investors. On the Investor and Customer Event, you're saying fall 2022. Last year, you did it in April. People are asking, if you can provide a little bit more color on that. Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. It's -- I think we've actually sort of narrowed down on the date. It's going to be -- the sort of the end of September, beginning of October. And so that's actually when the date is. And we're going to combine a large customer event, and we're going to have an Investor Day at the same time. So we're excited to invite all of you to join. It will give you a chance to hear from us directly and then hopefully also get a chance to meet our customers and see some of the innovations that we have. Honestly, I wouldn't read that much into the timing. A little bit is when we thought it would be best for us as well as what's happening in the global environment.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Another question over e-mail was on the new chemistry. It's stable at room temperature. Is that correct? Francis A. deSouza - Illumina, Inc. - CEO & Director We haven't announced any more specifics on that chemistry, but stay tuned. We'll give you more information as that unfolds. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst A couple on GRAIL. Assuming you get a favorable EC decision in the first quarter, how quickly can you start adding value to operations for each of the areas, OUS expansion, reimbursement supply chain? What kind of time lines are you thinking about? Francis A. deSouza - Illumina, Inc. - CEO & Director Yes. Assuming we get a favorable decision, we can start integrating very rapidly. And obviously, different types of integration will take different amounts of time. But for example, plugging them into our commercial infrastructure, for example, we can do very quickly. As you can imagine, there's a huge amount of interest outside the U.S. and the U.K. for the GRAIL test. And so we can get our teams ramped up really quickly. We currently serve customers in about 140 countries around the world, and we have partnerships with health care systems in those countries around the world. And so that could happen really quickly. We can engage with their reimbursement efforts. We can engage with their regulatory efforts. We can also help start to scale up their production environment by providing our expertise given that we do run large-scale genomic testing labs in the U.S. and outside the U.S. And so we could start all that integration very quickly after a decision. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst And then can you talk about the genesis of PATHFINDER 2? What it put to the FDA, having your decision to launch the study? Does this change when you expect to be in a position to submit a PMA? And is 10,000 patients enough? Francis A. deSouza - Illumina, Inc. - CEO & Director Well, this is a good chance for me to introduce the GRAIL team that's on the call. We have Bob Ragusa, who's the CEO of GRAIL, on the call; as well as Jeff Hoffman, who is their President. So maybe I'll turn it over to you guys. Unidentified Part icipant Sure. Thank you for the question. Go ahead, Bob. Robert P. Ragusa - GRAIL, Inc. - CEO Hey, Josh, why don't much take this? You've been working a lot in this area.

JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference Joshua J. Ofman - GRAIL, Inc. - Chief Medical Officer & Head of External Affairs Sure. Well, PATHFINDER 2 is another prospective interventional study that is separate and very distinct from the original PATHFINDER study that we did that the interim results were shared at ASCO in 2021. It's a large study, and it is a return of result study. It's going to be 10,000 individuals. So it will be larger than PATHFINDER 1. It was granted an IDE, which is the investigational device exemption by the FDA. So they are fully approved in the study. And we're enrolling a much more diverse and representative population in this study. It's largely a safety study as well as the effectiveness under real-world conditions. So we've already begun enrollment, and it's also going to have longer follow-up than the original PATHFINDER study. We'll have 3 years of follow-up rather than 1. And so that's where we are today with PATHFINDER 2. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst And maybe one final one before we run out of time here. Just on the initial launch on Galleri, you've talked about going after self-insured employers' IDNs. Have you had any CMS or commercial payer conversations around coverage at this point? Joshua J. Ofman - GRAIL, Inc. - Chief Medical Officer & Head of External Affairs Sure. We have. We've been very encouraged by the positive reception to the value proposition of Galleri, particularly by payers. As you know, CMS does not cover preventive services or screening tests, which is why there's been a big push by stakeholders in Washington, D.C., working with Congress to introduce new legislation. So there's been an enormous amount of work that's been done. We've met with CMS multiple times about this, but they need to be granted the authority by Congress to cover a multi-cancer early-detection test like that. And now there's broad bipartisan support about modernizing Medicare with the Medicare Coverage Act for multi-cancer early detection. And this would be, once tested or approved by the FDA, it would give CMS the authority to provide coverage. We have over 175 members of Congress now who've co-sponsored the legislation. It's bipartisan, and there's well over 300 important stakeholder groups also supporting the legislation. So that's a big part of this. We've also been pleasantly encouraged by the reception by commercial payers and large self-insured employers who, as you know, are also payers. And I think Francis mentioned some of the partnerships, and there will be more to come over the coming months. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Great. Well, I think we're going to leave it at that. We ran a minute over. So thank you for taking the time. This is a great overview and... Francis A. deSouza - Illumina, Inc. - CEO & Director Thank you, Tycho. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Thank you all. Francis A. deSouza - Illumina, Inc. - CEO & Director Thank you. Tycho W. Peterson - JPMorgan Chase & Co, Research Division - Senior Analyst Thanks. 5080735-2022-01-11T20:25:59.257 JANUARY 10, 2022 / 8:45PM, ILMN.OQ - Illumina Inc at JPMorgan Healthcare Conference 5080735-2022-01-11T20:25:59.257